                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           April 26, 2002
                                                   ----------------------------



                                Hoenig Group Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)




    Delaware                             0-19619               13-3625520
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)



Reckson Executive Park, 4 International Drive, Rye Brook, NY         10573
-------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code)



Registrants telephone number, including area code  914-935-9000
                                                   ------------



                                       N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)





                               Page 1 of 7 pages

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On April 26, 2002, the Company completed the previously announced sale of all of the stock of Axe-Houghton Associates, Inc. ("Axe-Houghton"), its wholly-owned asset management subsidiary, and Axe-Houghton's remaining institutional investment management businesses to Axe Holding Corp., an entity formed by the principals of Palisades Capital Management LLC., a privately-owned registered investment adviser. The Company received $3.25 million as a result of this sale, recognizing a gain of $1.25 million, or $0.14 per share diluted, after taxes and expenses related to the sales.


         The sale was made pursuant to a Stock Purchase Agreement dated as of February 11, 2002, between Axe Holding Corp. and the Company.





                               Page 2 of 7 pages
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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.


(a)      None


(b)      Pro Forma Financial Information


         Unaudited Pro Forma Consolidated Statement of Financial Condition of Hoenig Group Inc. at December 31, 2001.


         Unaudited Pro Forma Consolidated Statement of Income of Hoenig Group Inc. for the year ended December 31, 2001.


         The per share data and results of operations included in the Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2001 is based upon the Company's historical results from continuing operations, adjusted to reflect the impact of the sale of all of the stock of Axe-Houghton Associates, Inc. (the "Transaction") as if it had occurred on January 1, 2001.


         The Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2001 is not necessarily indicative of the Company's consolidated results of operations had the Transaction reflected therein actually been consummated on January 1, 2001, nor is it necessarily indicative of the Company's consolidated results of operations for any subsequent period.


                               Page 3 of 7 pages

                                HOENIG GROUP INC.
        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 2001

                                                          ACTUAL               PRO FORMA          PRO FORMA
                                                           2001            ADJUSTMENTS(1)(2)       BALANCE
                                                           ----            -----------------       -------

ASSETS
Cash and equivalents                                    $38,661,775                  $0         $38,661,775
U.S. Government obligations, at market value             14,684,092                   0          14,684,092
Receivables from correspondent brokers and dealers       21,729,344                   0          21,729,344
Receivables from customers                                6,108,046                   0           6,108,046
Equipment, furniture and leasehold improvements,
  net of accumulated depreciation and amortization        1,942,645             (48,443)          1,894,202
 Investment management fees receivable                    1,726,327          (1,726,327)                  0
Investment in limited partnerships                        1,894,608            (395,032)          1,499,576
Other assets                                             11,868,207            (255,051)         11,613,156
                                                        -----------         ------------        -----------

Total Assets                                             98,615,044          (2,424,853)         96,190,191
                                                        ===========         ============        ===========


LIABILITIES and STOCKHOLDERS' EQUITY

LIABILITIES
Accrued research/services payable                        $9,750,685                  $0          $9,750,685
Accrued compensation                                     11,561,265          (1,385,298)         10,175,967
Payable to brokers and dealers                            6,462,299                   0           6,462,299
Payable to customers                                     15,056,531                   0          15,056,531
Accrued expenses                                          1,683,471            (146,437)          1,537,034
Other liabilities                                         2,081,321            (609,550)          1,471,771
                                                        -----------         ------------        -----------

Total Liabilities                                        46,595,572          (2,141,285)         44,454,287
                                                         ----------         ------------         ----------

STOCKHOLDERS' EQUITY
Common Stock $0.01 par value per share;
Voting- authorized 40,000,000 shares, issued 10,930,450     109,305                   0             109,305
Additional paid in capital                               28,761,350                   0          28,761,350
Accumulated other comprehensive loss                       (214,493)                  0            (214,493)
Retained earnings                                        44,601,014            (283,568)         44,317,446
                                                        -----------         ------------        -----------
                                                         73,257,176            (283,568)         72,973,608

Less restricted stock                                      (225,000)                  0            (225,000)
Less treasury stock at cost - 3,037,133                 (21,012,704)                  0         (21,012,704)
                                                        -----------         ------------        -----------
Total Stockholders' Equity                               52,019,472            (283,568)         51,735,904
                                                        -----------         ------------        -----------

Total Liabilities and Stockholders' Equity              $98,615,044         $(2,424,853)        $96,190,191
                                                        ===========         ============        ===========

------------------
(1) Represents statement of financial condition of Axe-Houghton Associates, Inc. as of December 31, 2001.

(2) Statement of financial condition of Axe-Houghton Associates, Inc. adjusted for cash and equivalents to be paid as a dividend to Hoenig Group Inc. immediately prior to completion of the Transaction.




                               Page 4 of 7 pages

                                HOENIG GROUP INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                DECEMBER 31, 2001


                                                       ACTUAL               PRO FORMA           PRO FORMA
OPERATING REVENUES                                      2001            ADJUSTMENTS(1)(2)         2001
                                                        ----            -----------               ----
 Gross commissions                                   $93,508,168                 $0            $93,508,168
 Investment management fees                            7,564,575         (7,564,575)                     0
 Other                                                   489,622                  0                489,622
                                                  --------------   -----------------          ------------
     Total operating revenues                        101,562,365         (7,564,575)            93,997,790

EXPENSES
Clearing, floor brokerage and
      exchange charges                                10,823,076                  0             10,823,076
 Employee compensation                                25,416,765         (4,586,364)            20,830,401
 Independent research and other services              45,785,902                  0             45,785,902
 Other                                                11,671,609         (1,086,280)            10,585,329
                                                      ----------         -----------            ----------
     Total expenses                                   93,697,352         (5,672,644)            88,024,708
                                                      ----------         -----------            ----------

Operating Income                                       7,865,013         (1,891,931)             5,973,082

INVESTMENT (LOSS) INCOME AND OTHER
 Interest and dividends                                2,268,834            (60,100)             2,208,734
 Gain on investments, other                            2,068,030            (16,859)             2,051,171
 Loss on InstiPro investment                          (9,292,407)                 0             (9,292,407)
                                                      -----------      -------------            -----------
 Net investment (loss) income and other               (4,955,543)           (76,959)            (5,032,502)

INCOME (LOSS) BEFORE INCOME TAXES                      2,909,470         (1,968,890)               940,580
 Provision for income taxes                              992,491           (719,679)               272,812
                                                    ------------      --------------            ----------
 Net Income                                           $1,916,979        ($1,249,211)              $667,768
                                                      ==========        ============              ========

 NET INCOME (LOSS) PER SHARE
       Basic                                               $0.24                                     $0.08
                                                           =====                                     =====
       Diluted                                             $0.22                                     $0.08
                                                           =====                                     =====



---------------------

(1) Represents results of operations of Axe-Houghton Associates, Inc. for the year ended December 31, 2001.

(2) Pro Forma adjustment excludes interest income earned on the amount of cash and equivalents of Axe-Houghton Associates, Inc. that was to be paid as a dividend to Hoenig Group Inc. immediately prior to completion of the Transaction.





                               Page 5 of 7 pages

(c)      Exhibits


         2.1 Stock Purchase Agreement, dated as of February 11, 2002, between Axe Holding Corp. and the Registrant Incorporated herein by reference to Exhibit 10.26 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).







                               Page 6 of 7 pages

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       Hoenig Group Inc.



                                       By:       /s/Fredric P. Sapirstein
                                          -------------------------------------
                                                 Name: Fredric P. Sapirstein
                                                 Title:  Chief Executive Officer


Date:  May  13, 2002



                               Page 7 of 7 pages